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                                                                   EXHIBIT 10.24

BUYER:  353 MEYERS AVE. LIMITED PARTNERSHIP
        dba JUBILEE CASINO

                                [I.G.T. LOGO]

                                                         SALES ORDER NO. CO 5354
                                                                         -------

                     301 COMMERCIAL ROAD, GOLDEN, CO 80401

IGT-Colorado, Corporation agrees to sell and Buyer agrees to accept and purchase the equipment ("Equipment") specified on the foregoing pages of this sales order contract.

Unit prices and specifications of the Equipment shall be as set forth above and any written amendments hereto signed by both parties. Serial numbers shall be provided by IGT at time of installation. Any blank below filled in with "N/A" shall mean the term is not applicable and not a part of this agreement.

                                                        FIXED  CF  INITIAL
                                                              ----
The total purchase price of the Equipment together with sales tax is $915,387.78 ("Purchase Price"). Interest shall be at rate equal to 12% per annum.
                         CF  INITIAL
                        ----
1.   DOWN PAYMENT/CREDITS:

     a. A cash down payment of $N/A shall be received by IGT prior to delivery of any portion of the Equipment purchased.

     b. A total trade-in credit of $N/A shall be applied against the Purchase Price, for used Equipment to be forthwith transferred by Buyer to IGT free and clear of any liens or encumbrances.

2. BALANCE OF PURCHASE PRICE: The remaining balance of the Purchase Price after deduction for any down payment or credit(s) shall be due and payable as specified below:
                          CF  INITIAL
                         ----
     a. In 47 consecutive monthly installments of $24,105.67, and a final monthly payment of any outstanding principal and interest due on the last month. The first installment shall be due 30 days following installation of one-half the units of Equipment purchased under this Agreement, and all following installments shall be due on the same day of each month thereafter.
                          CF  INITIAL                            CF  INITIAL
                         ----                                   ----
3. I ACKNOWLEDGE THAT I HAVE READ AND ACCEPT THE TERMS AND CONDITIONS AS FILLED OUT ABOVE AND AS SET FORTH ON THE REVERSE SIDE. THIS SALES ORDER CONTRACT ("AGREEMENT") IS NOT BINDING UNTIL SIGNED BY THE AUTHORIZED REPRESENTATIVES OF BUYER AND IGT.

BUYER:
353 MEYERS AVE. LIMITED PARTNERSHIP
dba JUBILEE CASINO

DATED  this _____ day of _______, 19__.

            BUYER                                           IGT

By:  Craig Forsman                           By:
     -------------------------                   ----------------------------

Title: CEO                                   Title:
     -------------------------                      -------------------------
     Authorized Representative                     Authorized Representative



 All obligations of Buyer hereunder
     are hereby guaranteed by:

------------------------------------
              (Name)

------------------------------------
  (Signature)          GUARANTOR
                                                              Page
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                                  ACCOUNTING

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A.  INTEREST COMPUTATION:
    Except as provided in paragraph F below, interest shall be computed on a 365-day year and shall be as specified above and shall commence accruing on the first day following installation of the Equipment purchased hereunder. In the event that portions of the Equipment are installed on different dates, interest shall accrue only on the portions of the Purchase Price attributable to units of Equipment actually installed.

                                     CF  INITIAL            PLEASE INITIAL
                                    ----

B.  INSTALLATION:
    IGT shall install the Equipment on, or within a reasonable time following, the Promise Date specified in the IGT Sales Order. IGT may, at is option, install portions of the purchased Equipment on separate dates as warranted by availability and scheduling of installation personnel. Buyer agrees to installation and continuous operation of the Equipment in the main public gaming areas of Buyer's business premises during the term of this Agreement.

C.  WARRANTY, DISCLAIMERS AND LIMITATIONS OF LIABILITY:
    IGT WARRANTS THAT FOR A PERIOD OF 90 DAYS FOLLOWING INSTALLATION,
    EQUIPMENT PURCHASED HEREUNDER WILL BE FREE FROM DEFECTS AND IN GOOD WORKING ORDER. IGT SHALL PROVIDE REMEDIAL MAINTENANCE AND SERVICING FOR THE SPECIFIED WARRANTY PERIOD. BUYER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF DEFECT IS EXPRESSLY LIMITED TO THE RESTORATION OF THE EQUIPMENT TO GOOD WORKING CONDITION BY ADJUSTMENT, REPAIR OR REPLACEMENT OF DEFECTIVE PARTS, AT IGT'S ELECTION. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING SUITABILITY FOR USE, PERFORMANCE OR PERCENTAGE HOLD OF THE EQUIPMENT SHALL BE OR BE DEEMED TO BE A WARRANTY OF IGT FOR ANY PURPOSE. IN NO EVENT SHALL IGT BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, ARISING OUT OF ANY BREACH OF THIS AGREEMENT.

D.  SECURITY INTEREST:
    Buyer hereby grants to IGT a purchase money security interest in the Equipment, and in the proceeds, proceeds of sale, drop and Net Win of the Equipment, to secure the performance and payment of sums due under this Agreement. Buyer agrees to sign appropriate documents to perfect IGT's security interest. Buyer shall not, without prior written consent of IGT, its successors or assigns, sell, lease, encumber, or otherwise alienate the Equipment or any part thereof until all of Buyer's obligations under this Agreement have been fully satisfied. Buyer shall, at its own cost and expense, pay as they become due, all taxes, fees, assessments levied or assessed on the Equipment. IGT may enter upon Buyer's premises at any reasonable hour and inspect the Equipment.

E.  LOSS OR DAMAGE:
    Buyer assumes all risk of loss of, and damage to, the Equipment following delivery by IGT, and Buyer shall not be released from any obligations under this Agreement because of any loss, damage or disrepair suffered by the Equipment. Buyer agrees to: (1) maintain the Equipment in good order and repair, and not permit misuse, waste, or undue deterioration of the Equipment; (2) at its own cost and expense, keep the Equipment insured for its full insurable value by insurance policy acceptable to IGT which shall name IGT, its successors and assigns, as the insured and shall provide for 30 days prior written notice of cancellation to IGT, its successors and assigns. Buyer shall, upon request, furnish a certificate evidencing the required insurance coverage.

F.  DEFAULT:
    Buyer shall be deemed in default under this Agreement upon the occurrence of any one of the following: (1) Failure of Buyer to make any payment within ten (10) days of its due date or failure to perform any other obligation under this Agreement within thirty (30) days after receipt of written notice of default and failure to cure; (2) Any representation or statement made or furnished to IGT by Buyer in any financial or credit statement or application for credit made prior to this Agreement, proves to have been false in any material respect when made or furnished; (3) Loss, theft, destruction, seizure, attachment or unauthorized sale or encumbrance of any of the Equipment; (4) Death, dissolution, insolvency, appointment of a receiver for, or commencement of any proceeding under any bankruptcy or insolvency laws by or against Buyer; (5) Expiration or revocation of any gaming license of Buyer; (6) Sale, or any other transfer of Buyer's rights to possession of Buyer's business premises, for any reason, which results in cessation of operation of the Equipment for a period of 30 days. In the event of default, IGT may, at is option and without demand or notice to Buyer, declare all amounts remaining unpaid under this Agreement immediately due and payable and interest shall accrue on the outstanding principal and interest balance at a rate of 1.5% per month, which is 18% per annum, until paid in full and IGT shall be entitled to recover attorney fees and any other costs of collection. IGT shall have all rights and remedies afforded to a secured party pursuant to the provisions of Article
    9 of the Uniform Commercial Code. No waiver by IGT, its successors or assigns, of any default including but not limited to acceptance of late payment after the same is due, shall operate as a waiver of any other default or of the same default on a future occasion. Time is of the essence.

G.  APPLICABLE LAW:
    This Agreement shall be subject to and construed according to the laws of Colorado. Buyer agrees that any use or subsequent transfer by Buyer of the Equipment shall strictly comply with all applicable laws.

H.  MODIFICATION, ASSIGNMENT:
    This Agreement shall not be modified except in writing, signed by both parties. Buyer shall not assign, transfer, pledge, hypothecate or otherwise dispose of this Agreement, or any interest herein, nor shall Buyer sublet, lend, or permit the Equipment sold hereunder to be used by anyone other than Buyer without the prior consent of IGT. IGT may assign any or all of its rights under this Agreement, and Buyer shall not assert against any such assignee any defense, counterclaim or offset that Buyer may have against IGT. Subject to the foregoing, this Agreement shall inure to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto. The complete and exclusive statement of the agreement between the parties relating to the Equipment shall consist of this Agreement, which supersedes all prior understandings of the parties. Buyer acknowledges all blanks in this Agreement have been completed or marked "N/A" prior to Buyer's execution of this Agreement.